Exhibit 99.3

ENSTAR GROUP LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

FINANCIAL STATEMENTS

The following preliminary unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 is based on the historical financial statements of Enstar Group Limited (“Enstar”) and the consolidated results of Atrium Underwriting Group Ltd. (“Atrium”). It is presented as if Enstar had completed the acquisition of Atrium as of September 30, 2013.

The following preliminary unaudited pro forma statements of earnings are based on the historical financial statements of Enstar, the consolidated results of Atrium, and the consolidated results of the following significant acquisitions that Enstar completed during 2013: (i) HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and their subsidiaries: Household Life Insurance Company, Household Life Insurance Company of Arizona, and First Central National Life Insurance Company of New York (the acquired companies collectively, the “Pavonia companies”) and (ii) Arden Reinsurance Company Ltd. (“Arden”).

On November 25, 2013, Kenmare Holdings Ltd. (“Kenmare”), a wholly-owned subsidiary of Enstar, together with Trident V, L.P., Trident V Parallel Fund, L.P. and Trident V Professionals Fund, L.P. (collectively, “Trident”), completed the acquisition of Atrium from Arden Holdings Ltd. The purchaser of Atrium, Alopuc Limited, is 100% owned by Northshore Holdings Limited (“Northshore”), which is 60% owned by Kenmare and 40% owned by Trident.

On March 31, 2013, a wholly-owned subsidiary of Enstar completed the acquisition of the Pavonia companies. On September 9, 2013, Kenmare and Trident, through Northshore, completed the acquisition of Arden from Arden Holdings Ltd. Pavonia and Arden are not separately included in the preliminary unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2013 because the acquisitions were reflected in Enstar’s actual balance sheet as of September 30, 2013, which was included within Enstar’s Quarterly Report on Form 10-Q filed with the U.S Securities and Exchange Commission (“SEC”) on November 7, 2013.

The preliminary unaudited pro forma condensed combined consolidated statement of earnings for the nine months ended September 30, 2013 is presented as if Enstar had completed the acquisitions of Pavonia, Arden, and Atrium as of January 1, 2013. The preliminary unaudited pro forma condensed combined consolidated statement of earnings for the year ended December 31, 2012 is presented as if Enstar had completed the acquisitions of Pavonia, Arden, and Atrium as of January 1, 2012.

The preliminary unaudited condensed combined consolidated pro forma financial information reflects the purchase of Atrium under the purchase method of accounting for business combinations and represents a current estimate of the financial information based on information available as of the date of this Current Report on Form 8-K/A. The preliminary unaudited pro forma information includes adjustments to record the assets and liabilities of Atrium at their estimated fair values under the purchase method of accounting for business combinations. The excess of the acquisition consideration over the fair value of the assets acquired and liabilities assumed, if any, is allocated to goodwill. A final determination of the acquisition consideration and fair values of Atrium’s assets and liabilities will be based on the actual net tangible and intangible assets of Atrium that existed on November 25, 2013, the date the transaction was completed. To the extent there are significant changes to Atrium’s business, the assumptions and estimates herein could change significantly.

The preliminary unaudited pro forma financial information is presented for informational purposes only under one set of assumptions and does not reflect the financial results of the combined companies had consideration been given to other assumptions or to the impact of possible operating efficiencies, asset dispositions, and other factors. Further, the pro forma financial information does not necessarily reflect the historical results of the combined companies that actually would have occurred had the transaction been in effect during the periods indicated or that may be obtained in the future.

The preliminary unaudited pro forma condensed combined consolidated financial information should be read in conjunction with:

•	Enstar’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and historical financial statements, including the related notes, with respect to the year ended December 31, 2012 included in Enstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the SEC on February 28, 2013;

•	Enstar’s subsequent Quarterly Reports on Form 10-Q filed with the SEC;

•	the historical financial statements of Atrium included in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A;

•	the historical financial statements of the Pavonia companies included in Exhibit 99.1 to the Current Report on Form 8-K/A, which was filed with the SEC on June 14, 2013; and

•	the historical financial statements of Arden included in Exhibits 99.1 through 99.3 to the Current Report on Form 8-K/A, which was filed with the SEC on November 25, 2013.

Enstar Group Limited

Preliminary Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of September 30, 2013

(Expressed in thousands of U.S. dollars)

	Enstar	Atrium	Atrium Pro Forma Adjustments			Combined
ASSETS
Total investments	$5,457,099	$209,449	$—			$5,666,548
Cash and cash equivalents	520,560	104,912	(24,800)	(a	)	600,672
Restricted cash and cash equivalents	386,605	—	—			386,605
Accrued interest receivable	42,215	—	—			42,215
Accounts receivable	59,745	5,211	—			64,956
Premiums receivable	153,623	56,038	—			209,661
Income taxes recoverable	11,718	—	—			11,718
Deferred tax asset	41,478	—	—			41,478
Reinsurance balances recoverable	1,395,345	177,937	(382)	(b	)	1,572,900
Funds held by reinsured companies	235,156	19,054	—			254,210
Goodwill	21,222	20,756	13,800	(c	)	55,778
Intangible assets	—	10,105	92,195	(d	)	102,300
Other assets	17,503	20,318	177	(e	)	37,998

TOTAL ASSETS	8,342,269	623,780	80,990			9,047,039

LIABILITIES
Losses and loss adjustment expenses	4,400,418	233,036	(3,301)	(f	)	4,630,153
Policy benefits for life and annuity contracts	1,288,148	—	—			1,288,148
Unearned premium	34,136	51,768	—			85,904
Insurance and reinsurance balances payable	213,033	191,787	—			404,820
Accounts payable and accrued liabilities	74,587	9,741	—			84,328
Income taxes payable	19,635	—	—			19,635
Deferred tax liabilities	7,260	22,468	21,774	(g	)	51,502
Loans payable	355,663	—	95,000	(h	)	450,663
Other liabilities	73,478	19,297				92,775

TOTAL LIABILITIES	6,466,358	528,097	113,473			7,107,928

COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTEREST	32,507	—	63,200	(i	)	95,707

SHAREHOLDERS’ EQUITY
Share capital	—
Ordinary shares	13,801	24,702	(24,702)	(j	)	13,801
Non-voting convertible ordinary shares	5,699	—	—			5,699
Treasury stock	(421,559)	—	—			(421,559)
Additional paid-in capital	961,270	2,161	(2,161)	(k	)	961,270
Accumulated other comprehensive income	14,676	15,953	(15,953)	(l	)	14,676
Retained earnings	1,043,996	52,867	(52,867)	(m	)	1,043,996

Total Enstar Shareholders’ Equity	1,617,883	95,683	(95,683)			1,617,883
Noncontrolling interests	225,521	—	—			225,521

TOTAL SHAREHOLDERS’ EQUITY	1,843,404	95,683	(95,683)			1,843,404

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND SHAREHOLDERS’ EQUITY	$8,342,269	$623,780	$80,990			$9,047,039

Enstar Group Limited

Preliminary Unaudited Pro Forma Condensed Combined Consolidated Statement of Earnings

For the Nine Months Ended September 30, 2013

(Expressed in thousands of U.S. dollars)

	Enstar	Pavonia	Pavonia Pro forma Adjustments			Arden	Arden Pro forma Adjustments			Sub-total Pro forma Combined	Atrium	Atrium Pro forma Adjustments			Pro forma Combined
INCOME
Net premiums earned	$165,931	$34,061	$—			$15,314	$—			$215,306	$55,960	$—			$271,266
Consulting fees	7,805	—	—			—	—			7,805	6,305	—			14,110
Commission income	—	826	—			40	—			866	13,251	—			14,117
Net investment income	70,224	13,307	—			371	—			83,902	3,377	—			87,279
Net realized and unrealized gains (losses)	39,211	82	—			154	—			39,447	647	—			40,094

	283,171	48,275	—			15,879	—			347,326	79,540	—			426,866

EXPENSES
Net reduction in ultimate loss and loss adjustment expense liabilities	(26,638)	—	—			16,954	218	(r	)	(9,460)	7,976	—			(1,490)
Life and annuity policy benefits	63,555	36,318	4,991	(n	), (o)	—	—			104,864	—	—			104,864
Acquisition costs	—	6,529	—			1,720	—			8,248	27,129	—			35,377
Salaries and benefits	79,013	—	—			—	—			79,013	—	19,468	(w	)	98,481
General and administrative expenses	67,074	5,149	—			105	—			72,328	20,366	(18,278)	(x	),(y)	74,416
Interest expense	8,796	—	442	(p	)	—	1,111	(u	)	10,349	—	2,449	(z	)	12,798
Net foreign exchange gains	(3,994)	—	—			(174)	—			(4,168)	(354)	—			(4,522)

	187,806	47,996	5,433			18,605	1,329			261,169	55,117	3,639			319,924

EARNINGS BEFORE INCOME TAXES	95,365	280	(5,433)			(2,726)	(1,329)			86,157	24,423	(3,639)			106,942
INCOME TAXES	(13,726)	(98)	1,902	(q	)	(40)	—			(11,962)	(2,683)	—			(14,645)

NET EARNINGS	81,639	182	(3,531)			(2,766)	(1,329)			74,195	21,740	(3,639)			92,296
Less: Net earnings attributable to noncontrolling interest	(10,496)	—	—			—	1,236	(v	)	(9,260)	—	(8,220)	(aa	)	(17,480)

NET EARNINGS ATTRIBUTABLE TO ENSTAR GROUP LIMITED	$71,143	$182	$(3,531)			$(2,766)	$(93)			$64,935	$21,740	$(11,859)			$74,816

Earning per share — basic	$4.31									$3.93					$4.53
Earning per share — diluted	$4.26									$3.89					$4.48
Weighted average shares outstanding - basic	16,521,865									16,521,865					16,521,865
Weighted average shares outstanding - diluted	16,698,640									16,698,640					16,698,640

Enstar Group Limited

Preliminary Unaudited Pro Forma Condensed Combined Consolidated Statement of Earnings

For the Year Ended December 31, 2012

(Expressed in thousands of U.S. dollars)

	Enstar	Pavonia	Pavonia Pro forma Adjustments		Arden	Arden Pro forma Adjustments		Sub-total Pro forma Combined	Atrium	Atrium Pro forma Adjustments		Pro forma Combined
INCOME
Net premiums earned	$—	$189,937	$—		$171,016	$—		$360,953	$48,693	$—		$409,646
Consulting fees	8,570	—	—		—	—		8,570	8,064	—		16,634
Other income	—	—	—		55,011	—		55,011		—		55,011
Commission income	—	3,955	—		—	—		3,955	21,469	—		25,424
Net investment income	77,760	64,340	—		8,147	—		150,247	4,211	—		154,458
Net realized and unrealized gains (losses)	73,612	21,995	—		20,751	—		1,16,358	1,169	—		1,17,527

	159,942	280,227	—		254,925	—		695,094	83,606	—		778,700

EXPENSES
Net reduction in ultimate loss and loss adjustment expense liabilities	(241,764)	2,977	—		70,047	327	(r)	(168,413)	(12,196)	—		(180,609)
Life and annuity policy benefits	—	149,719	19,964	(n),(o)	—	—		169,863	—	—		169,863
Acquisition costs	—	—	—		14,520	—		14,520	34,643	—		49,163
Salaries and benefits	100,473	17,566	—		—	6,791	(s)	124,830	—	25,101	(w)	149,931
General and administrative expenses	56,592	79,601	—		22,388	(6,791)	(t)	151,790	28,842	(23,514)	(x),(y)	157,118
Interest expense	8,426	—	2,250	(p)	—	1,855	(u)	12,531	—	3,685	(z)	16,216
Net foreign exchange losses (gains)	406	—	—		1,071	—		1,477	(950)	—		527

	(75,867)	249,863	22,214		108,026	2,181		306,418	50,339	5,271		362,028

EARNINGS BEFORE INCOME TAXES	235,809	30,364	(22,214)		146,899	(2,181)		388,676	33,267	(5,271)		416,672
INCOME TAXES	(44,290)	(18,120)	7,775	(q)	(159)	—		(54,794)	(3,201)	—		(57,995)

NET EARNINGS	191,519	12,244	(14,439)		146,740	(2,181)		333,882	30,066	(5,271)		358,677
Less: Net earnings attributable to noncontrolling interest	(23,502)	—	—		—	(58,565)	(v)	(82,067)	—	(11,392)	(aa)	(93,459)

NET EARNINGS ATTRIBUTABLE TO ENSTAR GROUP LIMITED	$168,017	$12,244	$(14,439)		$146,740	$(60,746)		$251,815	$30,066	$(16,663)		$265,218

Earning per share — basic	$10.22							$15.32				$16.13
Earning per share — diluted	$10.10							$15.13				$15.94
Weighted average shares outstanding - basic	16,441,461							16,441,461				16,441,461
Weighted average shares outstanding - diluted	16,638,021							16,638,021				16,638,021

1. Acquisition Consideration Allocation

Under the acquisition method of accounting, the total acquisition consideration is allocated to the acquired tangible and identifiable intangible assets and assumed liabilities of Atrium based on their estimated fair values as of the closing of the transaction. The excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The preliminary unaudited pro forma adjustments included herein are subject to update as additional information becomes available and as additional analysis is performed. The final allocation of the purchase price will be determined after completion of a thorough analysis to determine the fair values of Atrium’s tangible and identifiable intangible assets and liabilities. Accordingly, the final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the preliminary unaudited pro forma consolidated financial statements.

The total acquisition consideration is allocated to Atrium’s tangible and identifiable intangible assets and liabilities as of September 30, 2013 based on their preliminary fair values as follows:

September 30, 2013
(in thousands of U.S.
dollars)
ASSETS
Investments	$184,449
Cash and cash equivalents	104,912
Accounts receivable	5,211
Premiums receivable	56,038
Reinsurance balances recoverable	177,555
Funds held by reinsured companies	19,054
Other assets	20,495

TOTAL ASSETS	567,714

LIABILITIES
Losses and loss adjustment expenses	229,735
Insurance and reinsurance balances payable	191,787
Unearned premium	51,768
Deferred taxes	44,242
Other liabilities	29,038

TOTAL LIABILITIES	546,570

NET ASSETS ACQUIRED AT FAIR VALUE	21,144
Goodwill	34,556
Intangibles	102,300

ACQUISITION DATE FAIR VALUE	$158,000

Approximately $102.3 million has been preliminarily allocated to amortizable intangible assets acquired. The amortization related to the preliminary fair value of amortizable intangible assets is reflected as a pro forma adjustment to the unaudited pro forma consolidated financial statements.

Identifiable intangible assets. The preliminary fair values of intangible assets were determined based on the provisions of Accounting Standards Codification (ASC) 805, Business Combinations, which defines fair value in accordance with ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Intangible assets were identified that met either the separability criterion or the contractual-legal criterion described in ASC 805. The preliminary allocation to intangible assets is as follows:

	September 30, 2013	Estimated Useful Life
	(in thousands of U.S. dollars)
Syndicate capacity	45,300	Indefinite
Management contract	33,200	Indefinite
Distribution channel	17,000	15 Years
Brand	6,800	10 years

Total identified intangible assets	$102,300

Goodwill. Goodwill represents the excess of the acquisition consideration over the preliminary fair value of the underlying net tangible and intangible assets. Among the factors that contributed to a purchase price in excess of the fair value of the identifiable net tangible and intangible assets are the skill sets, operations and synergies that can be leveraged to enable the combined company to build a stronger enterprise. According to ASC 805, an assembled workforce does not represent the intellectual capital of this workforce, it only represents an existing collection of employees. As such, it is not an identifiable asset and is therefore recognized as part of goodwill.

In accordance with ASC 350, Intangibles-Goodwill and Other, goodwill will not be amortized, but instead will be tested for impairment at least annually and whenever events or circumstances have occurred that may indicate a possible impairment. If management determines that the value of goodwill has become impaired, Enstar will incur a charge to earnings for the amount of the impairment during the period in which the determination is made.

2. Unaudited Pro Forma and Acquisition Accounting Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position and results from operations actually would have been had the transactions been completed at the dates indicated and includes adjustments which are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-transaction periods.

The following unaudited pro forma adjustments result from accounting for the transactions, including the determination of fair value of the assets, liabilities, and commitments which Enstar, as the acquirer for accounting purposes, will acquire and assume from the acquired companies. The descriptions related to these preliminary adjustments are as follows:

Balance Sheet:

		Increase (decrease) as of September 30, 2013
		(dollars in thousands)
(a)	Adjustments to cash and cash equivalents:
	To reflect cash received by Enstar from drawdown on its revolving credit facility (“RCF”)	95,000
	To reflect cash received from redeemable noncontrolling interest for their 40% share of the acquisition consideration	63,200
	To reflect cash paid to Atrium’s shareholders	(158,000)
	To reflect pre-acquisition dividend paid to Atrium’s shareholders	(25,000)
(b)	Adjustment to reflect reinsurance balances recoverable at fair value	(382)
(c)	Adjustment to reflect the elimination of Atrium’s carried goodwill	(20,756)
	Adjustment to reflect the goodwill recorded by Enstar on the completion of acquisition of Atrium	34,556
(d)	Adjustment to reflect the intangible assets recorded by Enstar on the completion of the acquisition of Atrium	102,300
	Adjustment to reflect elimination of Atrium’s carried intangible assets	(10,105)
(e)	Adjustment to reflect other assets at fair value	177
(f)	Adjustment to reflect unpaid losses and loss adjustment expenses at fair value	(3,301)
(g)	Adjustment to reflect deferred tax liability on the goodwill and intangible assets recorded by Enstar on the completion of acquisition of Atrium	(21,774)
(h)	Adjustment to reflect the drawdown by Enstar of its RCF	95,000
(i)	Adjustment to reflect the fair value of the redeemable noncontrolling interests’ capital contribution	63,200
(j)	Adjustment to reflect the elimination of Atrium’s common stock	(24,702)
(k)	Adjustment to reflect the elimination of Atrium’s additional paid-in capital	(2,161)
(l)	Adjustment to reflect the elimination of Atrium’s accumulated other comprehensive income	(15,953)
(m)	Adjustment to reflect the elimination of Atrium’s retained earnings	(52,867)

Income Statement:

		Increase (decrease) for the Nine Months Ended September 30, 2013	Increase (decrease) for Year Ended December 31, 2012
		(dollars in thousands)
	Pavonia Pro Forma Adjustments
(n)	Adjustment to amortize the fair value adjustment of intangible assets with a definitive life	(2,825)	(11,300)
(o)	Net adjustment related to the unlocking and reassessment of the actuarial estimates of the business acquired	(2,166)	(8,664)

(p)	Adjustment to reflect the interest expense on the drawdown of the RCF	(442)	(2,250)
(q)	Adjustment to reflect income tax impact of pro forma adjustments based on an assumed tax rate of 35%	1,902	7,775

	Arden Pro Forma Adjustments
(r)	Adjustment to amortize the fair value adjustment of intangible assets	(218)	(327)
(s)	Adjustment to reclassify salaries and benefits to conform presentation	—	(6,791)
(t)	Adjustment to remove salary and benefits from general and administrative expenses to conform presentation	—	6,791
(u)	Adjustment to reflect the interest expense on the drawdown of the RCF	(1,111)	(1,855)
(v)	Adjustment to reflect the redeemable noncontrolling interest’s 40% share of Arden’s pro forma loss (earnings) and cumulative adjustment entries	1,236	(58,565)

	Atrium Pro Forma Adjustments
(w)	Adjustment to reclassify salaries and benefits to conform presentation	(19,468)	(25,101)
(x)	Adjustment to remove salary and benefits from general and administrative expenses to conform presentation	19,468	25,101
(y)	Adjustment to amortize the fair value adjustment of intangible assets	(1,190)	(1,587)
(z)	Adjustment to reflect the interest expense on the drawdown of the RCF	(2,449)	(3,685)
(aa)	Adjustment to reflect the redeemable noncontrolling interest’s share of Atrium’s pro forma earnings and adjustments	(8,220)	(11,392)